UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-08599

DWS Equity Trust

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	7/31

Date of reporting period:	01/31/08

ITEM 1.           REPORT TO STOCKHOLDERS

JANUARY 31, 2008

Semiannual Report
to Shareholders

DWS Core Plus Allocation Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Trustees and Officers

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Diversification does not eliminate risk. Some funds have more risks than others. Although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. The fund is subject to stock market risk, meaning stocks in the underlying funds may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. The underlying funds may invest in foreign securities and securities of emerging markets which present certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes and market risks. The underlying funds may also invest in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on an underlying fund's derivative position. Additionally, the underlying funds may experience relatively large investments or redemptions by the fund or other DWS fund-of-funds which could affect the underlying funds. Please read the fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary January 31, 2008

Classes A, C and Institutional Class

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. Class C shares have no front-end sales charge but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund direct operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 are 1.58%, 2.30% and 1.50% for Class A, Class C and Institutional Class shares, respectively. The total annual fund direct and estimated indirect Underlying DWS Fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 are 2.40%, 3.12%, and 2.32% for Class A, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note B, Related Parties) sections of this report for gross and net expense related disclosure for the period ended January 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns during all periods shown reflect a fee waiver and/or expense reimbursement for DWS Core Plus Allocation Fund as well as for some Underlying DWS Funds. Without these waiver/reimbursements, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/08
DWS Core Plus Allocation Fund	6-Month‡	1-Year	Life of Fund*
Class A	-3.43%	-.19%	6.14%
Class C	-3.75%	-.87%	5.37%
Institutional Class	-3.22%	.12%	6.45%
Russell 2000® Index+	-7.51%	-9.79%	.51%
Lehman Brothers US Aggregate Index+	6.82%	8.81%	7.70%
Russell 1000® Value Index+	-5.42%	-5.38%	3.89%
Russell 1000® Growth Index+	-3.15%	.51%	8.47%
MSCI World Index+	-5.66%	-.47%	7.26%
Blended Index+	-2.37%	-.61%	7.58%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on August 16, 2006. Index returns began on August 31, 2006.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

[] DWS Core Plus Allocation Fund — Class A

[] Russell 2000 Index+

[] Lehman Brothers US Aggregate Index+

[] Russell 1000 Value Index+

[] Russell 1000 Growth Index+

[] MSCI World Index+

[] Blended Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/08
DWS Core Plus Allocation Fund		1-Year	Life of Class*
Class A	Growth of $10,000	$9,407	$10,283
	Average annual total return	-5.93%	1.93%
Class C	Growth of $10,000	$9,913	$10,795
	Average annual total return	-.87%	5.37%
Russell 2000 Index+	Growth of $10,000	$9,021	$10,072
	Average annual total return	-9.79%	.51%
Lehman Brothers US Aggregate Index+	Growth of $10,000	$10,881	$11,108
	Average annual total return	8.81%	7.70%
Russell 1000 Value Index+	Growth of $10,000	$9,462	$10,556
	Average annual total return	-5.38%	3.89%
Russell 1000 Growth Index+	Growth of $10,000	$10,051	$11,221
	Average annual total return	.51%	8.47%
MSCI World Index+	Growth of $10,000	$9,953	$11,043
	Average annual total return	-.47%	7.26%
Blended Index+	Growth of $10,000	$9,939	$11,091
	Average annual total return	-.61%	7.58%

The growth of $10,000 is cumulative.

* The Fund commenced operations on August 16, 2006. Index returns began on August 31, 2006.
Growth of an Assumed $1,000,000 Investment

[] DWS Core Plus Allocation Fund — Institutional Class

[] Russell 2000 Index+

[] Lehman Brothers US Aggregate Index+

[] Russell 1000 Value Index+

[] Russell 1000 Growth Index+

[] MSCI World Index+

[] Blended Index+

Comparative Results as of 1/31/08
DWS Core Plus Allocation Fund		1-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,001,200	$1,095,700
	Average annual total return	.12%	6.45%
Russell 2000 Index+	Growth of $1,000,000	$902,100	$1,007,200
	Average annual total return	-9.79%	.51%
Lehman Brothers US Aggregate Index+	Growth of $1,000,000	$1,088,100	$1,110,800
	Average annual total return	8.81%	7.70%
Russell 1000 Value Index+	Growth of $1,000,000	$946,200	$1,055,600
	Average annual total return	-5.38%	3.89%
Russell 1000 Growth Index+	Growth of $1,000,000	$1,005,100	$1,122,100
	Average annual total return	.51%	8.47%
MSCI World Index+	Growth of $1,000,000	$995,300	$1,104,300
	Average annual total return	-.47%	7.26%
Blended Index+	Growth of $1,000,000	$993,900	$1,109,100
	Average annual total return	-.61%	7.58%

The growth of $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on August 16, 2006. Index returns began on August 31, 2006.
+ The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index. The Lehman Brothers US Aggregate Index is an unmanaged, market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. The Blended Index consists of the returns for The Lehman Brothers US Aggregate Index (25%), Russell 1000 Value Index (18.75%), Russell 1000 Growth Index (18.75%), Russell 2000 Index (18.75%), and the MSCI World Index (18.75%). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index
Net Asset Value and Distribution Information
	Class A	Class C	Institutional Class
Net Asset Value: 1/31/08	$ 10.17	$ 10.17	$ 10.17
7/31/07	$ 11.07	$ 11.02	$ 11.08
Distribution Information: Six Months as of 1/31/08: Income Dividends	$ .44	$ .35	$ .47
Capital Gain Distributions	$ .11	$ .11	$ .11
Class A Lipper Rankings — Mixed Asset Target Allocation Growth Funds Category as of 1/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	378	of	653	58

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund direct operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 is 1.39% for Class S shares. The total annual fund direct and estimated indirect Underlying DWS Fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated December 1, 2007 is 2.21% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note B, Related Parties) sections of this report for gross and net expense related disclosure for the period ended January 31, 2008.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns during all periods shown for Class S shares reflect a fee waiver and/or expense reimbursement for DWS Core Plus Allocation Fund as well as for some Underlying DWS Funds. Without these waiver/reimbursements, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 1/31/08
DWS Core Plus Allocation Fund	6-Month‡	1-Year	Life of Fund*
Class S	-3.27%	.07%	6.40%
Russell 2000 Index+	-7.51%	-9.79%	.51%
Lehman Brothers US Aggregate Index+	6.82%	8.81%	7.70%
Russell 1000 Value Index+	-5.42%	-5.38%	3.89%
Russell 1000 Growth Index+	-3.15%	.51%	8.47%
MSCI World Index+	-5.66%	-.47%	7.26%
Blended Index+	-2.37%	-.61%	7.58%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
* The Fund commenced operations on August 16, 2006. Index returns began on August 31, 2006.
Growth of an Assumed $10,000 Investment

[] DWS Core Plus Allocation Fund — Class S

[] Russell 2000 Index+

[] Lehman Brothers US Aggregate Index+

[] Russell 1000 Value Index+

[] Russell 1000 Growth Index+

[] MSCI World Index+

[] Blended Index+

Comparative Results as of 1/31/08
DWS Core Plus Allocation Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$10,007	$10,949
	Average annual total return	.07%	6.40%
Russell 2000 Index+	Growth of $10,000	$9,021	$10,072
	Average annual total return	-9.79%	.51%
Lehman Brothers US Aggregate Index+	Growth of $10,000	$10,881	$11,108
	Average annual total return	8.81%	7.70%
Russell 1000 Value Index+	Growth of $10,000	$9,462	$10,556
	Average annual total return	-5.38%	3.89%
Russell 1000 Growth Index+	Growth of $10,000	$10,051	$11,221
	Average annual total return	.51%	8.47%
MSCI World Index+	Growth of $10,000	$9,953	$11,043
	Average annual total return	-.47%	7.26%
Blended Index+	Growth of $10,000	$9,939	$11,091
	Average annual total return	-.61%	7.58%

The growth of $10,000 is cumulative.

* The Fund commenced operations on August 16, 2006. Index returns began on August 31, 2006.
+ The Russell 2000 Index is an unmanaged, capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index. The Lehman Brothers US Aggregate Index is an unmanaged, market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates. The Blended Index consists of the returns for The Lehman Brothers US Aggregate Index (25%), Russell 1000 Value Index (18.75%), Russell 1000 Growth Index (18.75%), Russell 2000 Index (18.75%), and the MSCI World Index (18.75%). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 1/31/08	$ 10.17
7/31/07	$ 11.08
Distribution Information: Six Months as of 1/31/08: Income Dividends	$ .47
Capital Gain Distributions	$ .11
Class S Lipper Rankings — Mixed Asset Target Allocation Growth Funds Category as of 1/31/08
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	354	of	653	55

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying DWS Funds in which the Fund invests. The Fund's estimated indirect expense from investing in the Underlying DWS Funds is based on the expense ratios from the Underlying DWS Fund's most recent shareholder report. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. In addition, certain of the Underlying DWS Funds limited expenses; had they not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (August 1, 2007 to January 31, 2008).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Direct Fund Expenses and Value of a $1,000 Investment for the six months ended January 31, 2008
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 8/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/08	$ 965.70	$ 962.50	$ 967.30	$ 967.80
Expenses Paid per $1,000*	$ 3.56	$ 7.25	$ 2.32	$ 2.08
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 8/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/08	$ 1,021.52	$ 1,017.75	$ 1,022.77	$ 1,023.03
Expenses Paid per $1,000*	$ 3.66	$ 7.46	$ 2.39	$ 2.14
Direct Fund Expenses and Acquired Funds (Underlying Funds) Fees and Expenses and Value of a $1,000 Investment for the six months ended January 31, 2008
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 8/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/08	$ 965.70	$ 962.50	$ 967.30	$ 967.80
Expenses Paid per $1,000**	$ 7.51	$ 11.20	$ 6.28	$ 6.03
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 8/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 1/31/08	$ 1,017.50	$ 1,013.72	$ 1,018.75	$ 1,019.00
Expenses Paid per $1,000**	$ 7.71	$ 11.49	$ 6.44	$ 6.19
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
** Expenses are equal to the Fund's annualized expense ratio for each class plus the Acquired Funds (Underlying Funds) Fees and Expenses, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
Direct Fund Expense Ratios	.72%	1.47%	.47%	.42%
Acquired Funds (Underlying Funds) Fees and Expenses	.80%	.80%	.80%	.80%
Acquired Funds (Underlying Funds) Fees and Expenses	1.52%	2.27%	1.27%	1.22%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, the portfolio management team discusses recent market events as well as the performance and positioning of the portfolio during the six-month period ended January 31, 2008.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the global financial markets perform during the past six months?

A: The past six months were characterized by slowing growth for the US economy and heightened risk aversion among investors. This backdrop weighed on equities and most areas of the bond market, but it proved supportive for US Treasuries.

The leading cause of market volatility was investors' continued struggle to assess the ramifications of the subprime mortgage crisis. Banks and other financial institutions were forced to write down the value of mortgage-related assets as a result of this crisis, leading to substantial hits to earnings for companies in the sector. Investors also began to question the reliability of banks' stated book values, resulting in extremely poor performance for financials. Stocks sensitive to consumers' discretionary spending also delivered weak returns. The result was a sharp downturn for the market as a whole, particularly during October and November. The downturn stabilized somewhat in December, then accelerated sharply with the onset of the new year. Stocks reached their low for the period on January 22, 2008 before recovering nicely in the final week of the reporting period.

Within the US market, the growth style outperformed value by a substantial margin as investors sought refuge in stocks perceived to have the most reliable earnings. For the semiannual period, the -3.15% return of the Russell 1000® Growth Index outpaced the -5.42% return of the Russell 1000® Value Index.1 Small-cap stocks (as measured by the Russell 2000® Index) which typically do not perform well when investors are anticipating a recession, lagged their large-cap counterparts (as measured by the Russell 1000® Index.)2

1 The Russell 1000 Growth Index is an unmanaged, capitalization-weighted index consisting of those stocks in the Russell 1000 Index that have greater-than-average growth orientation. The Russell 1000 Value Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth value.
2 The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 of the smallest companies in the Russell 3000 Index. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

International equities, which held up very well relative to the US market for most of 2007, also registered losses. While previously investors had been confident that the global economy would remain strong regardless of the slowdown in the United States, the apparent spread of the subprime problem has raised questions about the true sustainability of global growth. The result was a loss of -5.66% for the Morgan Stanley Capital International (MSCI) World Index, below the return of the US market.3

3 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization weighted measure of global stock markets, including the United States, Canada, Europe, Australia and the Far East. The index is calculated using closing market prices and translates into US dollars using the London close foreign exchange rates.
Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

As is often the case, a difficult backdrop for stocks was helpful to bonds. The Lehman Brothers US Aggregate Index gained 6.82%, led by the strong performance of US Treasuries, as investors sought refuge from turbulent markets and looked for ways to capitalize on potentially slower economic growth.4 However, non-Treasury sectors of the bond market — particularly corporate bonds — were negatively affected by the subprime crisis and investor concerns about slowing economic growth.

4 The Lehman Brothers US Aggregate Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more. Index returns, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform?

A: The Class A shares of the fund returned -3.43% during the semiannual period, which compares with the -2.37% return of the Blended Index, one of the fund's benchmarks. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for the performance of other share classes and more complete performance information.) The benchmark, which is a blend of the asset classes in which the portfolio is invested, consists of an 18.75% allocation to each of the four equity benchmarks — the Russell 1000 Growth Index, Russell 1000 Value Index, MSCI World Index and Russell 2000 Index — along with a 25% allocation to the Lehman Brothers US Aggregate Index.

How is the fund managed?

"This is a fund-of-funds, designed to provide investors with a one-stop vehicle to achieve exposure to all of the major asset classes. The underlying funds in which we invest represent five of the top performers in the DWS Scudder lineup. DWS Core Plus Allocation Fund provides investors with access to Deutsche Bank's collective research, portfolio management and technological capabilities from around the world. The funds are selected to provide a minimal amount of overlap among the underlying holdings in individual securities, thereby providing a high level of diversification. The portfolio's weightings are periodically rebalanced to ensure that the ideal weightings are maintained."

Portfolio Manager Robert Wang

Q: How did the fund's underlying positions affect performance?

A: In a reflection of the broader market backdrop, the fund's fixed income weighting delivered a positive return while its four underlying equity funds all finished in the red.

Of the four equity funds, two outperformed their respective benchmarks. The most significant laggard was DWS Global Thematic Fund, which makes up the international component of DWS Core Plus Allocation Fund. DWS Global Thematic Fund finished well behind the return of the MSCI Europe, Australasia and Far East (EAFE) Index.5 Also detracting from performance was DWS Dreman High Return Equity Fund, a large-cap value fund.

5 The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged capitalization-weighted index that tracks international stock performance in the 21 developed markets of Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

On the positive side, the top performer among DWS Core Plus Allocation Fund's underlying equity fund holdings was DWS Capital Growth Fund, whose return outpaced the -3.15% loss of its benchmark, the Russell 1000 Growth Index. DWS Dreman Small Cap Value Fund also outperformed the -8.89% return for the Russell 2000® Value Index.6

6 The Russell 2000 Value Index measures the performance of small companies with lower price-to-book ratios and lower forecasted growth values than the overall market.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

The fund's weighting in DWS Core Fixed Income Fund was a positive for absolute performance. In addition to offsetting a portion of the losses in the equity portion of the portfolio, the underlying fund also helped mitigate volatility at a challenging time for the global financial markets. The underlying fund trailed the Lehman Brothers US Aggregate Index, however, meaning that this position weighed on the performance of DWS Core Plus Allocation Fund relative to the benchmark.

Q: Has the "plus" aspect of the fund's name been implemented yet?

A: No. We intend to incorporate it into our approach once the portfolio reaches $50 million assets, and the fund had approximately $25.6 million in net assets as of January 31, 2008. The "plus" stands for the global tactical asset allocation strategy, known as iGap, that uses futures and forward contracts to take advantage of short-term mispricings within the global equity, bond and currency markets. (The iGAP strategy may use instruments including, but not limited to, futures, options and currency forwards. Derivatives may be more volatile and less liquid than traditional securities, and the fund could suffer losses on its derivative positions.) The goal of combining these long and short positions is to enhance returns while maintaining a low correlation to the performance of the major global financial markets.7 Once the fund reaches the $50 million mark, this strategy will be added to the fund to complement the five investments it holds currently.

Q: Do you have any closing thoughts for shareholders?

A: Although the fund underperformed during the past six months, its Class A shares have delivered an average annual total return of 6.14% since their commencement on August 16, 2006. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results.) From a longer-term standpoint, we are confident in the importance of portfolio diversification in achieving strong risk-adjusted returns. Together, the four underlying equity funds invested in more than 650 individual securities across 35 countries and 10 sectors as of December 31, 2007. At that time, the largest overlap between any two funds was just eight stocks. This minimal overlap helps demonstrate the broad diversification of this fund — diversification that investors are unlikely to achieve on their own. We believe this approach can continue to add value for shareholders, particularly in the event that further market volatility occurs in the months ahead.

7 A short position profits if the value of the underlying investment declines.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	1/31/08	7/31/07

Equity Funds	74%	72%
Fixed Income — Bond Fund	25%	25%
Fixed Income — Money Market Fund	1%	3%
	100%	100%

Asset allocation is subject to change.

For more complete details about the Fund's investment portfolio, see page 19. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of January 31, 2008 (Unaudited)

	Shares	Value ($)

Equity Funds 74.3%
DWS Capital Growth Fund "Institutional"	90,392	4,744,681
DWS Dreman High Return Equity Fund "Institutional"	105,029	4,779,855
DWS Dreman Small Cap Value Fund "Institutional"	144,288	4,774,492
DWS Global Thematic Fund "S"	179,810	4,703,816
Total Equity Funds (Cost $21,621,557)		19,002,844

Fixed Income — Bond Fund 24.5%
DWS Core Fixed Income Fund "Institutional"(Cost $6,197,829)	580,923	6,256,542

Fixed Income — Money Market Fund 0.7%
Cash Management QP Trust (Cost $175,860)	175,860	175,860
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $27,995,246)+	99.5	25,435,246
Other Assets and Liabilities, Net	0.5	128,366
Net Assets	100.0	25,563,612
+ The cost for federal income tax purposes was $27,995,662. At January 31, 2008, net unrealized depreciation for all securities based on tax cost was $2,560,416. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $58,713 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,619,129.
For the six months ended January 31, 2008, purchase and sales of mutual funds (excluding Cash Management QP Trust) aggregated $8,217,705 and $1,502,400, respectively.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2008 (Unaudited)
Assets
Investments in Underlying Affiliated Funds, at value (cost $27,995,246)	$ 25,435,246
Receivable for investments sold	355,000
Receivable for Fund shares sold	110,433
Interest receivable	1,208
Dividends receivable	1,706
Due from Advisor	502
Other assets	32,962
Total assets	25,937,057
Liabilities
Payable for investments purchased	280,000
Payable for Fund shares redeemed	62,398
Other accrued expenses and payables	31,047
Total liabilities	373,445
Net assets, at value	$ 25,563,612
Net Assets Consist of
Distributions in excess of net investment income	(599,345)
Net unrealized appreciation (depreciation) on investments	(2,560,000)
Accumulated net realized gain (loss)	1,538,938
Paid-in capital	27,184,019
Net assets, at value	$ 25,563,612
Statement of Assets and Liabilities as of January 31, 2008 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($15,818,644 ÷ 1,556,083 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.17
Maximum offering price per share (100 ÷ 94.25 of $10.17)	$ 10.79

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($8,099,043 ÷ 796,533 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 10.17
Class S Net Asset Value, offering and redemption price(a) per share ($1,559,947 ÷ 153,327 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.17
Institutional Class Net Asset Value, offering and redemption price(a) per share ($85,978 ÷ 8,454 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.17
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2008 (Unaudited)
Investment Income
Income distributions from Underlying Affiliated Funds	$ 335,498
Interest — Cash Management QP Trust	8,558
Total Income	344,056
Expenses: Management fee	23,761
Administration fee	11,881
Distribution and service fees	52,848
Services to shareholders	17,679
Custodian fee	3,653
Legal	21,936
Audit and tax fees	19,377
Trustees' fees and expenses	4,078
Reports to shareholders and shareholder meeting	34,860
Registration fees	14,011
Other	1,420
Total expenses before expense reductions	205,504
Expense reductions	(89,537)
Total expenses after expense reductions	115,967
Net investment income	228,089
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from sale of underlying Affiliated Funds	79,834
Capital gain distributions from Underlying Affiliated Funds	1,539,326
1,619,160
Change in unrealized appreciation (depreciation) on investments	(2,804,045)
Net gain (loss)	(1,184,885)
Net increase (decrease) in net assets resulting from operations	$ (956,796)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2008 (Unaudited)	Period Ended July 31, 2007*
Operations: Net investment income	$ 228,089	$ 83,274
Net realized gain (loss)	1,619,160	234,497
Change in net unrealized appreciation (depreciation)	(2,804,045)	244,045
Net increase (decrease) in net assets resulting from operations	(956,796)	561,816
Distributions to shareholders from: Net investment income: Class A	(636,910)	(72,086)
Class C	(263,123)	(28,085)
Class S	(63,389)	(3,867)
Institutional Class	(4,109)	(1,450)
Net realized gains: Class A	(156,641)	(1,061)
Class C	(80,655)	(483)
Class S	(14,614)	(54)
Institutional Class	(936)	(20)
Total distributions	(1,220,377)	(107,106)
Fund share transactions: Proceeds from shares sold	8,407,572	22,999,903
Reinvestment of distributions	1,135,249	93,740
Cost of shares redeemed	(3,592,969)	(1,760,132)
Redemption fees	1,357	1,355
Net increase (decrease) in net assets from Fund share transactions	5,951,209	21,334,866
Increase (decrease) in net assets	3,774,036	21,789,576
Net assets at beginning of period	21,789,576	—
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $599,345 and $140,097, respectively)	$ 25,563,612	$ 21,789,576
* For the period from August 16, 2006 (commencement of operations) to July 31, 2007.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended July 31,	2008[a]	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.07	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.12	.11
Net realized and unrealized gain (loss)	(.47)	1.18
Total from investment operations	(.35)	1.29
Less distributions from: Net investment income	(.44)	(.22)
Net realized gains	(.11)	(.00)***
Total distributions	(.55)	(.22)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 10.17	$ 11.07
Total Return (%)[d,e,f]	(3.43)**	12.99**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	13
Ratio of expenses before expense reductions (%)[g]	1.48*	2.62*
Ratio of expenses after expense reductions (%)[g]	.72*	.69*
Ratio of net investment income (loss) (%)	2.18*	1.06*
Portfolio turnover rate (%)	6**	3**
[a] For the six months ended January 31, 2008 (Unaudited).
[b] For the period from August 16, 2006 (commencement of operations) to July 31, 2007.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Total return would have been lower if the Advisor had not maintained some Underlying Funds' expenses.
[g] The Fund invests in other DWS Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended July 31,	2008[a]	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.02	$ 10.00
Income (loss) from investment operations: Net investment income (loss)[c]	.08	.03
Net realized and unrealized gain (loss)	(.47)	1.18
Total from investment operations	(.39)	1.21
Less distributions from: Net investment income	(.35)	(.19)
Net realized gains	(.11)	(.00)***
Total distributions	(.46)	(.19)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 10.17	$ 11.02
Total Return (%)[d,e,f]	(3.75)**	12.15**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	7
Ratio of expenses before expense reductions (%)[g]	2.19*	3.34*
Ratio of expenses after expense reductions (%)[g]	1.47*	1.44*
Ratio of net investment income (loss) (%)	1.43*	.31*
Portfolio turnover rate (%)	6**	3**
[a] For the six months ended January 31, 2008 (Unaudited).
[b] For the period from August 16, 2006 (commencement of operations) to July 31, 2007.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] Total return would have been lower had certain expenses not been reduced.
[f] Total return would have been lower if the Advisor had not maintained some Underlying portfolios' expenses.
[g] The Fund invests in other DWS Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended July 31,	2008[a]	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.08	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.13	.13
Net realized and unrealized gain (loss)	(.46)	1.18
Total from investment operations	(.33)	1.31
Less distributions from: Net investment income	(.47)	(.23)
Net realized gains	(.11)	(.00)***
Total distributions	(.58)	(.23)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 10.17	$ 11.08
Total Return (%)[d,e]	(3.27)**	13.20**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2
Ratio of expenses before expense reductions (%)[f]	1.22*	2.43*
Ratio of expenses after expense reductions (%)[f]	.47*	.44*
Ratio of net investment income (loss) (%)	2.43*	1.31*
Portfolio turnover rate (%)	6**	3**
[a] For the six months ended January 31, 2008 (Unaudited).
[b] For the period from August 16, 2006 (commencement of operations) to July 31, 2007.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total return would have been lower if the Advisor had not maintained some Underlying portfolios' expenses.
[f] The Fund invests in other DWS Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended July 31,	2008[a]	2007[b]
Selected Per Share Data
Net asset value, beginning of period	$ 11.08	$ 10.00
Income (loss) from investment operations: Net investment income[c]	.14	.14
Net realized and unrealized gain (loss)	(.47)	1.17
Total from investment operations	(.33)	1.31
Less distributions from: Net investment income	(.47)	(.23)
Net realized gains	(.11)	(.00)***
Total distributions	(.58)	(.23)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 10.17	$ 11.08
Total Return (%)[d,e]	(3.22)**	13.22**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.09	.10
Ratio of expenses before expense reductions (%)[f]	1.50*	2.54*
Ratio of expenses after expense reductions (%)[f]	.42*	.39*
Ratio of net investment income (loss) (%)	2.48*	1.36*
Portfolio turnover rate (%)	6**	3**
[a] For the six months ended January 31, 2008 (Unaudited).
[b] For the period from August 16, 2006 (commencement of operations) to July 31, 2007.
[c] Based on average shares outstanding during the period.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Total return would have been lower if the Advisor had not maintained some Underlying portfolios' expenses.
[f] The Fund invests in other DWS Funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying DWS Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Core Plus Allocation Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund invests in existing DWS funds (the "Underlying DWS Funds"). Each Underlying DWS Fund's accounting policies and investment holdings are outlined in the Underlying DWS Funds' financial statements and are available upon request.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are not generally available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments in the Underlying DWS Funds are valued at the net asset value per share of each class of the Underlying DWS Fund as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of January 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions as of July 31, 2007 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax return for the prior fiscal year remains subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Offering Costs. Offering costs for the Fund were paid in connection with the offering of shares and has been amortized over one year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from the underlying DWS Funds are recorded on ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying DWS Funds to be purchased, sold or entered into by the Fund.

The management fee payable under the Investment Management Agreement was equivalent to the annual rates shown below of the Fund's average daily net assets, computed and accrued daily and payable monthly:

First $500 million of the Fund's average daily net assets	.200%
Next $500 million of such net assets	.190%
Next $1.0 billion of such net assets	.180%
Next $1.0 billion of such net assets	.170%
Next $1.5 billion of such net assets	.165%
Next $1.5 billion of such net assets	.160%
Next $1.5 billion of such net assets	.155%
Next $1.5 billion of such net assets	.150%
Next $1.5 billion of such net assets	.145%
Over $10.5 billion of such net assets	.140%

The Advisor has agreed to waive its 0.20% management fee until the Fund reaches $50 million in assets. In addition, for the period from August 1, 2007 through September 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, organizational and offering expenses and indirect expenses of underlying DWS Funds) to the extent necessary to maintain the direct operating expenses of each class as follows:

Class A	.69%
Class C	1.44%
Class S	.44%
Institutional Class	.39%

The Fund will continue to bear its proportionate share of fees and expenses incurred by the Underlying DWS Funds in which it is invested.

Accordingly, for the six months ended January 31, 2008, the Advisor waived $23,761 of management fees, which resulted in an annualized effective rate of 0.00% of the Fund's average daily net assets.

In addition, for the six months ended January 31, 2008, the Advisor reimbursed the Fund $48,028 of other expenses.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended January 31, 2008, the Advisor accrued an Administration Fee of $11,881, all of which was waived.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DWS-SISC compensate DST out of the shareholder serving fee it receives from the Fund. For the six months ended January 31, 2008, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at January 31, 2008
Class A	$ 7,788	$ 3,923	$ —
Class C	5,210	1,165	412
Class S	851	404	188
Institutional Class	185	185	—
	$ 14,034	$ 5,677	$ 600

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended January 31, 2008, the Distribution Fee charged to Class C shares was $28,926, of which $5,141 is unpaid.

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2008, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2008	Annualized Effective Rate
Class A	$ 16,867	$ 2,206.24%
Class C	7,055	4,044.18%
	$ 23,922	$ 6,250

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the six months ended January 31, 2008, aggregated $17,043.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. There were no CDSC fees charged for the six months ended January 31, 2008.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended January 31, 2008, the amount charged to the Fund by DIMA included in the Statements of Operations under "reports to shareholders and shareholders meeting" aggregated $22,710, of which $5,677 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specific amounts for various committee services and for the Board Chairperson.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

C. Line of Credit

The Fund and other affiliated funds (the ``Participants'') share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During six months ended January 31, 2008, the Fund's custodian fee was reduced by $190 for transfer agent credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2008		Period Ended July 31, 2007*
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	524,901	$ 5,806,889	1,213,056	$ 13,151,266
Class C	202,623	2,223,872	662,137	7,175,032
Class S	35,020	376,811	235,186	2,581,214
Institutional Class	—	—	8,669	92,391
		$ 8,407,572		$ 22,999,903
Shares issued to shareholders in reinvestment of distributions
Class A	69,208	$ 737,068	5,950	$ 63,599
Class C	29,833	318,023	2,413	25,798
Class S	7,291	77,720	367	3,922
Institutional Class	229	2,438	39	421
		$ 1,135,249		$ 93,740
Shares redeemed
Class A	(172,485)	$ (1,875,491)	(84,547)	$ (951,712)
Class C	(58,515)	(643,645)	(41,958)	(469,325)
Class S	(94,491)	(1,068,837)	(30,046)	(339,095)
Institutional Class	(483)	(4,996)	—	—
		$ (3,592,969)		$ (1,760,132)
Redemption fees		$ 1,357		$ 1,355
Net increase (decrease)
Class A	421,624	$ 4,668,865	1,134,459	$ 12,264,407
Class C	173,941	1,898,255	622,592	6,731,566
Class S	(52,180)	(613,353)	205,507	2,246,081
Institutional Class	(254)	(2,558)	8,708	92,812
		$ 5,951,209		$ 21,334,866
* For the period from August 16, 2006 (commencement of operations) to July 31, 2007.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") in September 2007. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Equity Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. The Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided by the Advisor, including portfolio management and administrative services. The Board considered that the Portfolio is a fund-of-funds and that investment management services consisted primarily of asset allocation services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board noted that comparative performance information was not available due to the Fund's limited operating history. The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer group compiled by Lipper Inc. ("Lipper")), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Equity Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor to date have been satisfactory.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios and compared management fees and total expenses to a peer group based on information and data supplied by Lipper and supplemented by the independent fee consultant. The information provided to the Board, which included the effect of a voluntary management fee waiver and an expense cap for each class that expired on October 1, 2007, showed that the Fund's management fee rate was at the 50th percentile of the peer group, and that the Fund's total expense ratios (excluding any 12b-1 plans) were at the following percentiles of the peer group: the 67th percentile for Class A shares, the 67th percentile for Class C shares, the 67th percentile for Institutional Class shares, and the 67th percentile for Class S shares. The Board considered that the Advisor has voluntarily agreed to waive its entire management fee until the Fund reaches $50 million in assets, at which asset level the Advisor will initiate the integrated global alpha platform ("iGAP") strategy for the Fund. The Board noted that the total management fee is consistent with the fee the Advisor charges to other clients for the iGAP strategy alone. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the DWS Funds.

The Board noted that in connection with the launch of the Fund in August 2006, the Advisor agreed to cap the direct operating expenses of the Fund until October 1, 2007 at the following levels: 0.690% for Class A shares, 1.440% for Class C shares, 0.390% for Institutional Class shares and 0.440% for Class S shares. The Board also noted its previous determination in connection with the launch of the Fund that, with the caps on direct expenses, the total expense ratios of the Fund were within a reasonable range of the total expense ratios of other comparable moderate growth allocation fund of funds. To address the potential effect of the expiring expense caps on total expenses for each share class, the Board recommended continuing the existing caps on direct expenses at the same levels through September 30, 2008. On the basis of the information provided, the Board concluded that management fees, coupled with the Advisor's commitment to cap expenses as recommended, were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor from advising the DWS Funds in general along with estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds in general. The Board also received the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality. The Board did not receive profitability information with respect to the Portfolio, but did receive such information with respect to the funds in which the Portfolio invests.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included nine breakpoints, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedule, together with the expense caps, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by the Advisor for administrative services provided to the Portfolio and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DeAM products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Portfolio. No single factor was determinative in the Board's analysis.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Trustees and Officers*

The following table presents certain information regarding the Board Members and Officers of the fund as of January 31, 2008. Each individual's year of birth is set forth in parentheses after his or her name. Unless otherwise noted; (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each individual is c/o Deutsche Asset Management, 222 South Riverside Plaza, Chicago, Illinois 60606. Each Board Member's term of office extends until the next shareholders' meeting called for the purpose of electing such Board Members and until the election and qualification of a successor, or until such Board Member sooner dies, retires, resigns or is removed as provided in the governing documents of the fund. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2007, and Board Member, 2002-present	Consultant, World Bank/Inter-American Development Bank; formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	59
John W. Ballantine (1946) Board Member, 1999-present	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank	59
Donald L. Dunaway (1937) Board Member, 1980-present	Retired; formerly, Executive Vice President, A.O. Smith Corporation (diversified manufacturer) (1963-1994)	59
James R. Edgar (1946) Board Member, 1999-present	Distinguished Fellow, University of Illinois, Institute of Government and Public Affairs (1999-present); formerly, Governor, State of Illinois (1991-1999). Directorships: John B. Sanfilippo & Son, Inc. (processor/packager/marketer of nuts, snacks and candy products); Horizon Group Properties, Inc.; Youbet.com (online wagering platform); Alberto-Culver Company (manufactures, distributes and markets health and beauty care products)	59
* The Trustees and Officers disclosure replaces and corrects the disclosure contained in the fund's July 31, 2007 annual report.
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Robert B. Hoffman (1936) Board Member, 1981-present	Retired; formerly, Chairman, Harnischfeger Industries, Inc. (machinery for the mining and paper industries) (1999-2001); prior thereto, Vice Chairman and Chief Financial Officer, Monsanto Company (agricultural, pharmaceutical and nutritional/food products) (1994-1999). Directorships: RCP Advisors, LLC (a private equity investment advisory firm)	59
William McClayton (1944) Board Member, 2004-present	Chief Administrative Officer, Diamond Management & Technology Consultants, Inc. (global management consulting firm) (2001-present); formerly, Senior Partner, Arthur Andersen LLP (accounting) (1966-2001). Directorship: Board of Managers, YMCA of Metropolitan Chicago. Formerly, Trustee, Ravinia Festival.	59
Shirley D. Peterson (1941) Board Member, 1995-present	Retired; formerly, President, Hood College (1995-2000); prior thereto, Partner, Steptoe & Johnson (law firm); Commissioner, Internal Revenue Service; Assistant Attorney General (Tax), US Department of Justice. Directorships: Federal Mogul Corp. (supplier of automotive components and subsystems); AK Steel (steel production); Goodyear Tire & Rubber Co. (April 2004-present); Champion Enterprises, Inc. (manufactured home building); Wolverine World Wide, Inc. (designer, manufacturer and marketer of footwear) (April 2005-present); Trustee, Bryn Mawr College. Former Directorship: Bethlehem Steel Corp.
		59
Robert H. Wadsworth (1940) Board Member, 2004-present	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present). Formerly, Trustee of New York Board DWS Funds.	62
Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[4] (1965) President, 2006-present	Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[5] (1962) Vice President since January 2008 and Secretary, 2001-present	Director[3], Deutsche Asset Management
Paul H. Schubert[4] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[4] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger4, (1962) Assistant Secretary 2005-present	Director[3], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[5] (1962) Assistant Secretary, 1998-present	Managing Director[3], Deutsche Asset Management
Paul Antosca[5] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[5] (1967) Assistant Treasurer, 2008-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Kathleen Sullivan D'Eramo[5] (1957) Assistant Treasurer, 2003-present	Director[3], Deutsche Asset Management
Diane Kenneally[5] (1966) Assistant Treasurer, 2008-present	Director[3], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[4] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

1 Length of time served represents the date that each Board Member was first elected to the common board of Board Members which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, the length of time served represents the date that each officer was first elected to serve as an officer of any fund overseen by the aforementioned common board of Board Members.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.
3 Executive title, not a board directorship.
4 Address: 345 Park Avenue, New York, New York 10154.
5 Address: Two International Place, Boston, Massachusetts 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, C and Institutional Class:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	CORAX	CORPX	CORSX	CORIX
CUSIP Number	233376 409	233376 508	233376 607	233376 706
Fund Number	478	778	2178	579

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Core Plus Allocation Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 25, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Core Plus Allocation Fund, a series of DWS Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 25, 2008

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 25, 2008